Exhibit 4.4

LEGACY RESERVES LP
LEGACY RESERVES FINANCE CORPORATION
and
THE GUARANTORS PARTY HERETO

8% SENIOR NOTES DUE 2020

THIRD SUPPLEMENTAL INDENTURE
DATED AS OF DECEMBER 19, 2018

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee

This THIRD SUPPLEMENTAL INDENTURE, dated as of December 19, 2018 (this “Supplemental Indenture”), is among Legacy Reserves LP, a Delaware limited partnership (the “Company”), Legacy Reserves Finance Corporation, a Delaware corporation (“Finance Corp.” and, together with the Company, the “Issuers”), each of the parties identified under the caption “Guarantors” on the signature page hereto, Wilmington Trust, National Association (as successor to Wells Fargo Bank, National Association), a national banking association, as Trustee (the “Trustee”), Legacy Reserves GP, LLC, a Delaware limited liability company (the “General Partner”) and Legacy Reserves Inc., a Delaware corporation (the “Parent” and, together with the General Partner, the “Parent Guarantors” and, together with the other subsidiaries of the Parent identified on the signature pages hereto, the “Guarantors”).
RECITALS
WHEREAS, the Issuers, the initial Guarantors and the Trustee entered into an Indenture, dated as of December 4, 2012 (as amended or supplemented prior to the date hereof, the “Indenture”), pursuant to which the Issuers have issued $300,000,000 in the aggregate principal amount of 8% Senior Notes due 2020 (the “Notes”);
WHEREAS, Section 9.01(g) of the Indenture provides that the Issuers, the Guarantors and the Trustee may amend or supplement the Indenture in order to comply with Section 4.13 thereof, without the consent of the Holders of the Notes; and
WHEREAS, all acts and things prescribed by the Indenture, by law and by the Certificate of Incorporation and the Bylaws (or comparable constituent documents) of the Issuers, of the Guarantors and of the Trustee necessary to make this Supplemental Indenture a valid instrument legally binding on the Issuers, the Guarantors and the Trustee, in accordance with its terms, have been duly done and performed.
NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Issuers, the Guarantors and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders of the Notes as follows:
ARTICLE 1
Section 1.01.                          This Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.
Section 1.02.                          This Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Issuers, the Guarantors and the Trustee.
ARTICLE 2
From this date, in accordance with Section 4.13 and by executing this Supplemental Indenture, the Guarantors whose signatures appear below are subject to the provisions of the Indenture to the extent provided for in Article 10 thereunder.
ARTICLE 3
Section 3.01.                          Except as specifically modified herein, the Indenture and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Indenture.
Section 3.02.                          Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture.  This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

Section 3.03.                          THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 3.04.                          The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.
[NEXT PAGE IS SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.
LEGACY RESERVES LP

By:    Legacy Reserves GP, LLC,
its general partner

By:    Legacy Reserves Inc.,
its sole member

By:    /s/ James Daniel Westcott
Name:    James Daniel Westcott
Title:     President and Chief Financial Officer

LEGACY RESERVES FINANCE CORPORATION

By:    /s/ James Daniel Westcott
Name:    James Daniel Westcott
Title:     President and Chief Financial Officer

Signature Page to Third Supplemental Indenture
8% Senior Notes due 2020

GUARANTORS:

LEGACY RESERVES OPERATING GP LLC

By:    Legacy Reserves LP,
its sole member

By:    Legacy Reserves GP, LLC,
its general partner

By:    Legacy Reserves Inc.,
its sole member

By:    /s/ James Daniel Westcott
Name:    James Daniel Westcott
Title:     President and Chief Financial Officer

LEGACY RESERVES OPERATING LP

By:    Legacy Reserves Operating GP LLC,
its general partner

By:    Legacy Reserves LP,
its sole member

By:    Legacy Reserves GP, LLC,
its general partner

By:    Legacy Reserves Inc.,
its sole member

By:    /s/ James Daniel Westcott
Name:    James Daniel Westcott
Title:     President and Chief Financial Officer

LEGACY RESERVES Services LLC

By:    Legacy Reserves LP,
its sole member

By:    Legacy Reserves GP, LLC,
its general partner

By:    Legacy Reserves Inc.,
its sole member

By:    /s/ James Daniel Westcott
Name:    James Daniel Westcott
Title:     President and Chief Financial Officer

Signature Page to Third Supplemental Indenture
8% Senior Notes due 2020

DEW GATHERING LLC

By:    Legacy Reserves Operating LP,
its sole member

By:    Legacy Reserves Operating GP LLC,
its general partner

By:    Legacy Reserves LP,
its sole member

By:    Legacy Reserves GP, LLC,
its general partner

By:    Legacy Reserves Inc.,
its sole member

By:    /s/ James Daniel Westcott
Name:    James Daniel Westcott
Title:     President and Chief Financial Officer

LEGACY RESERVES ENERGY SERVICES LLC

By:    Legacy Reserves Operating LP,
its sole member

By:    Legacy Reserves Operating GP LLC,
its general partner

By:    Legacy Reserves LP,
its sole member

By:    Legacy Reserves GP, LLC,
its general partner

By:    Legacy Reserves Inc.,
its sole member

By:    /s/ James Daniel Westcott
Name:    James Daniel Westcott
Title:     President and Chief Financial Officer

Signature Page to Third Supplemental Indenture
8% Senior Notes due 2020

PINNACLE GAS TREATING LLC

By:    Dew Gathering LLC,
its sole member

By:    Legacy Reserves Operating LP,
its sole member

By:    Legacy Reserves Operating GP LLC,
its general partner

By:    Legacy Reserves LP,
its sole member

By:    Legacy Reserves GP, LLC,
its general partner

By:    Legacy Reserves Inc.,
its sole member

By:    /s/ James Daniel Westcott
Name:    James Daniel Westcott
Title:     President and Chief Financial Officer

LEGACY RESERVES MARKETING LLC

By:    Legacy Reserves Operating LP,
its sole member

By:    Legacy Reserves Operating GP LLC,
its general partner

By:    Legacy Reserves LP,
its sole member

By:    Legacy Reserves GP, LLC,
its general partner

By:    Legacy Reserves Inc.,
its sole member

By:    /s/ James Daniel Westcott
Name:    James Daniel Westcott
Title:     President and Chief Financial Officer

Signature Page to Third Supplemental Indenture
8% Senior Notes due 2020

PARENT GUARANTORS:

LEGACY RESERVES INC.

By:    /s/ James Daniel Westcott
Name:    James Daniel Westcott
Title:     President and Chief Financial Officer

LEGACY RESERVES GP, LLC

By:    Legacy Reserves Inc.,
its sole member

By:    /s/ James Daniel Westcott
Name:    James Daniel Westcott
Title:     President and Chief Financial Officer

Signature Page to Third Supplemental Indenture
8% Senior Notes due 2020

WILMINGTON TRUST, NATIONAL ASSOCIATION
as Trustee and Conversion Agent

By:    /s/ Shawn Goffinet
Name:    Shawn Goffinet
Title:     Assistant Vice President

Signature Page to Third Supplemental Indenture
8% Senior Notes due 2020